UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 1, 2019

VirnetX Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-33852	77-0390628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

308 Dorla Court, Suite 206
Zephyr Cove, Nevada 89448
(Address of principal executive offices, including zip code)

(775) 548-1785
 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	VHC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01.	OTHER EVENTS.

On October 1, 2019, the U.S. Court of Appeals for the Federal Circuit (the “Federal Circuit”) denied several motions stemming from ongoing legal proceedings between VirnetX Holding Corporation (“VirnetX”), Apple Inc. (“Apple”), and Cisco Systems, Inc. (“Cisco”).

In Appeal No. 2018-1197, which is an appeal that Apple initiated from the United States District Court for the Eastern District of Texas (the “District Court”) in No. 6:10-cv-00417-RWS, the Federal Circuit ruled on two motions filed by Apple.  Apple had (1) “move[d] for the court to vacate its August 1, 2019, order denying rehearing and for leave to file a second combined petition for panel rehearing and rehearing en banc” and (2) “move[d] for the court to stay issuance of the mandate pending consideration of the first motion, resolution of related proceedings, or the Supreme Court’s consideration of Apple’s petition for a writ of certiorari.”  Apple’s motions followed the Federal Circuit’s prior unanimous Rule 36 order affirming the judgement issued by the District Court.  The Federal Circuit summarily denied Apple’s motions.

In Appeal No. 2018-1751, which is an appeal VirnetX initiated from inter partes reexamination no. 95/001,851 of U.S. Patent No. 7,418,504, the Federal Circuit ruled on a combined petition for panel rehearing and rehearing en banc filed by Cisco.  Cisco’s petition argued that collateral estoppel bars VirnetX from arguing for the patentability of claims 5, 12, and 13 of U.S. Patent No. 7,418,504 B2 (the “’504 Patent”).  Cisco’s petition followed the Federal Circuit’s prior determination that the United States Patent and Trademark Office’s Patent Trial and Appeal Board had erroneously found claims 5, 12, and 13 of the ’504 patent to be unpatentable.  The Federal Circuit denied Cisco’s petition, and indicated that its denial of rehearing left open the issue of collateral estoppel to be considered on remand.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VirnetX Holding Corporation

By:	/s/ Kendall Larsen
Kendall Larsen Chief Executive Officer

Dated: October 2, 2019